Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
Income Taxes
INCOME TAXES
The provision for income taxes has been computed as follows:

	Year Ended December 31
	2018	2017
Net loss before income taxes	$(427,076)	$(69,254)
Expected income taxes at the statutory rate of 27.00% (2017 – 26.93%)(1)	(115,311)	(18,650)
(Increase) decrease in income tax recovery resulting from:
Share-based compensation	5,185	4,177
Non-taxable portion of foreign exchange (gain) loss	14,467	(11,615)
Effect of change in income tax rates(1)	—	(104)
Effect of rate adjustments for foreign jurisdictions	(22,119)	(42,214)
Effect of U.S. tax reform(2)	—	(91,830)
Effect of change in deferred tax benefit not recognized(3)	14,467	(11,615)
Adjustments and assessments(4)	1,544	15,423
Income tax recovery	$(101,767)	$(156,428)

(1)	Expected income tax rate increased due to an increase in the corporate income tax rate in Saskatchewan (from 11.75% to 12%).

(2)
On December 22, 2017, the United States of America (the "U.S.") enacted the Tax Cuts and Jobs Act which altered the federal income tax law that applies to Baytex's U.S. subsidiary. The changes include a reduction of the statutory income tax rate to 21% from 35%, resulting in a $91.8 million deferred tax recovery in 2017.

(3)
A deferred income tax asset has not been recognized for allowable capital losses of $139 million related to the unrealized foreign exchange losses arising from the translation of U.S. dollar denominated long-term notes ($86 million as at December 31, 2017).

(4)
The Company is regularly subject to audit by the revenue authorities in the jurisdictions in which it operates. During the year ended December 31, 2017, the Company accepted an audit proposal from the Canada Revenue Agency which reduced certain non-capital loss tax pools by $39.3 million and resulted in a $10.6 million increase in deferred tax expense.

In June 2016, certain indirect subsidiary entities received reassessments from the Canada Revenue Agency (the “CRA”) that deny non-capital loss deductions relevant to the calculation of income taxes for the years 2011 through 2015. These reassessments follow the previously disclosed letter from the CRA received by Baytex in November 2014 proposing to issue such reassessments.
Baytex remains confident that the tax filings of the affected entities are correct and in September 2016, filed a notice of objection for each notice of reassessment received. These notices of objection will be reviewed by the Appeals Division of CRA; a process that Baytex estimates could take up to two years. If the Appeals Division upholds the notices of reassessment Baytex has the right to appeal to the Tax Court of Canada; a process that Baytex estimates could take a further two years. Should Baytex be unsuccessful at the Tax Court of Canada, additional appeals are available; a process that Baytex estimates could take another two years and potentially longer. The reassessments do not require Baytex to pay any amounts in order to participate in the appeals process. In July 2018, an Appeals Officer was assigned to its file.
By way of background, Baytex acquired all of the interests in several privately held commercial trusts in 2010 with accumulated non-capital losses of $591 million (the “Losses”). The Losses were subsequently used to reduce the taxable income of those trusts. The reassessments disallow the deduction of the Losses under the general anti-avoidance rule of the Income Tax Act (Canada). If, after exhausting available appeals, the deduction of Losses continues to be disallowed, Baytex would owe cash taxes for the years 2012 through 2015 and an additional amount for late payment interest. The amount of cash taxes owing and the late payment interest are dependent upon the amount of unused tax shelter available to offset the reassessed income, including tax shelter from future years that may be applied to the years 2012 through 2015.
A continuity of the net deferred income tax liability is detailed in the following tables:

As at	January 1, 2018	Recognized in Net Loss	Share Issuance Costs	Business Combination	Foreign Currency Translation Adjustment	December 31, 2018
Taxable temporary differences:
Petroleum and natural gas properties	$(696,427)	$(11,639)	$—	$(207,337)	$(39,103)	$(954,506)
Financial derivatives	8,528	(31,512)	—	1,498		(21,486)
Deferred income	(17,827)	17,827	—	—		—
Other	(5,956)	(2,538)	209	—	5,240	(3,045)
Deductible temporary differences:
Asset retirement obligations	97,977	62,984	—	10,789	609	172,359
Non-capital losses	330,749	48,725	—	—	20,225	399,699
Finance costs	78,258	17,885	—	—		96,143
Net deferred income tax liability(1)	$(204,698)	$101,732	$209	$(195,050)	$(13,029)	$(310,836)

(1)	Non-capital loss carry-forwards at December 31, 2018 totaled $1,733.8 million and expire from 2029 to 2038.

As at	January 1, 2017	Recognized in Net Loss	Share Issuance Costs	Business Combination	Foreign Currency Translation Adjustment	December 31, 2017
Taxable temporary differences:
Petroleum and natural gas properties	$(967,579)	$221,697	$—	$—	$49,455	$(696,427)
Financial derivatives	7,869	659	—	—	—	8,528
Deferred income	(419)	(17,408)	—	—	—	(17,827)
Other	(5,018)	6,076	—	—	(7,014)	(5,956)
Deductible temporary differences:
Asset retirement obligations	93,016	5,925	—	—	(964)	97,977
Non-capital losses	404,952	(48,380)	—	—	(25,823)	330,749
Finance costs	91,484	(13,226)	—	—	—	78,258
Net deferred income tax liability(1)	$(375,695)	$155,343	$—	$—	$15,654	$(204,698)

(1)	Non-capital loss carry-forwards at December 31, 2017 totaled $1,478.5 million and expire from 2023 to 2037.

The following is a summary of Baytex's tax pools.

	December 31, 2018	December 31, 2017
Canadian Tax Pools
Canadian oil and natural gas property expenditures	$529,044	$308,366
Canadian development expenditures	765,289	176,188
Canadian exploration expenditures	8,875	1,343
Undepreciated capital costs	502,320	228,739
Non-capital losses	593,251	337,808
Financing costs and other	33,866	46,986
Total Canadian tax pools	$2,432,645	$1,099,430

U.S. Tax Pools
Depletion	$180,367	$183,406
Intangible drilling costs	133,345	204,857
Tangibles	69,138	108,631
Non-capital losses	1,140,579	1,140,673
Other	407,654	303,357
Total U.S. tax pools	$1,931,083	$1,940,924